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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):  April 26,1999
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                            SUMMIT TECHNOLOGY, INC.
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               (Exact name of registrant as specified in charter)

        MASSACHUSETTS                   0-16937               04-2897945
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(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                   Identification No.)


21 Hickory Drive, Waltham, MA                                02451
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(Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:  (781) 890-1234
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Item 5.   Other Events

     On April 26, 1999, Summit's counsel received a letter from a law firm, purporting to represent an unidentified eye clinic, informing it that the firm had been retained to file a complaint in an unidentified federal court alleging that the effect of its proposed merger with Autonomous may be substantially to lessen competition, or to tend to create a monopoly in the laser vision correction market. The law firm stated that the primary relief sought would be to restrain and prevent the merger. Summit believes that the claim is wholly without merit and intends vigorously to oppose any such complaint.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              SUMMIT TECHNOLOGY, INC.


                              By: /s/ Robert J. Kelly

                                 Name:  Robert J. Kelly
                                 Title:  Chief Financial Officer


Date:  April 28, 1999